PROPRIETARY AND CONFIDENTIAL Equity Roadshow Presentation November 2013 Exhibit 99.1

PROPRIETARY AND CONFIDENTIAL
This presentation includes “forward-looking statements,” which are statements that are not historical facts, including statements that relate to the mix of and demand for our products, trends and performance of the markets in which we operate, the proposed spinoff of the commercial and residential security businesses from Ingersoll-Rand plc, our growth strategy, our capital allocation strategy and our future financial performance.  The words “anticipate”, “may”, “can”, “plans”,
“believes”, “estimates”, “experts”, “contends”, “likely”, “will”, “should”, “to be” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. These forward-looking statements are based on our current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from our current expectations. Such factors include, but are not limited to, our ability to successfully, if ever, complete the proposed spinoff; our ability to fully realize the expected benefits of the proposed spinoff; global economic conditions; demand for our products and services; and tax law changes. Additional factors that could cause such differences can be found in our Form 10. We assume no obligation to update these forward-looking statements.
All data for beyond the third quarter of 2013 are estimates.
Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures, including Adjusted Operating Income, Adjusted
Operating Income margin percent, Adjusted EBITDA, Adjusted EBITDA margin percent and Free Cash Flow, designed to complement the financial information presented in accordance with generally accepted accounting principles in the United
States of America (GAAP). Management believes such measures provide useful supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and results of operations. The non-GAAP measures should be considered supplemental to, not a substitute for or superior to, financial measures calculated in accordance with GAAP.  They have limitations in that they do not reflect all of the cost associated with the operation of our business as determined in accordance with GAAP.  In addition, our non-GAAP financial measures are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the metrics of calculation. For a reconciliation of net income to Operating Income, Operating Income to Adjusted Operating
Income, and Adjusted Operating Income to Adjusted EBITDA, and Operating Income margin percentage to Adjusted
Operating Income margin percent, and Adjusted Operating Income margin percent to Adjusted EBITDA margin percentage, see the appendix to this presentation.

Safe Harbor

PROPRIETARY AND CONFIDENTIAL
IRS approved the tax-free spin transaction
Form 10 Registration Statement for Allegion declared effective by SEC
Transaction Overview
Ticker ALLE
Exchange NYSE
Exchange ratio 1 share of Allegion for every 3 shares of Ingersoll Rand
Expected number of shares 96.2mm
November 11 Record date declared
November 18 When issued trading date
November 22 Record date
December 1 Distribution of Allegion shares
December 2 First day of regular-way trading

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PROPRIETARY AND CONFIDENTIAL Company Overview 4 4 XXX XXX XXX XXX

PROPRIETARY AND CONFIDENTIAL
Annual revenue ~$2B+, EBITDA ~$400m
Leading global provider of security solutions that help
keep people safe where they live, work and visit
Well-positioned in attractive security industry
Strong growth drivers and ability to compete worldwide
Organic and M&A growth opportunities
Overview
We create peace of mind through pioneering safety and security

PROPRIETARY AND CONFIDENTIAL
Investment Highlights
Robust portfolio of industry leading products and brands
Teams of global experts driving innovation and customer
solutions
Positioned for organic and acquisition-led growth
Industry-leading financial performance and strong cash
flow
Broad distribution with over 7,000 channel partners
Vision for continued global expansion

PROPRIETARY AND CONFIDENTIAL
Robust Security Industry Growth Drivers
New construction commercial verticals improving
Institutional verticals stabilizing, driving increased opportunities
Single-family and multi-family starts continue recovery
Large installed base supports replacement demand
Geographic expansion opportunities in emerging markets
Macro-economic
Security needs
Technology
convergence
Continued evolution of security requirements and
sophistication creates opportunity for growth
Enhanced living standards and urbanization in emerging
markets increasing security requirements
End-users adopting electronic security solutions
including readers, credentials and biometrics
Electronic products growing faster than the rate of
traditional mechanical products
Industry fundamentals support long-term growth strategy

PROPRIETARY AND CONFIDENTIAL
Overview of Allegion’s Key Markets
Electronic Security: Access Control Mechanical Security: Locks
Est. $2.2 billion market
1
Long-term growth rate
2
: 6-7%
Est. $21-23 billion market
1
Long-term growth rate
3
: 5-6%
North
America 35%
RoW
35%
EMEIA
30%
North
America 14%
Asia Pacific
43%
Western
Europe
23%
RoW
20%
Source: IMS, Freedonia 2013
1 Electronic market and mechanical market sizes indicative of 2012 and 2011 data, respectively
2 Represents 2012 – 2017E CAGR
3 Represents 2011 – 2021E CAGR
~$25B Global market; highly fragmented with significant growth potential

PROPRIETARY AND CONFIDENTIAL
Key Allegion Products
Diverse portfolio spanning mechanical, electrical, and systems & services
Residential
Secure the Door
Electronic Locks
Handlesets
Deadbolts
Home Intelligence
Hinges
Protect the Door
Kick Plates
Lock Guards
Edge Guards
Portable Security
Pad Locks
Cable Locks
Bike Locks
Exit Devices
Mechanical Locks
Key Systems
Electronic Locks
Readers
Credentials
Electronic Strikes
Door
Frame
Hinges
Accessories
Protect the Door
Kick Plates
Door Pulls
Edge Guards
Secure the Door
System Design
Access Control
Video Systems
Workforce Management
Project Management
Installation
Commercial & Institutional
Systems and Services
Control the Door
Mechanical Closers
Automatic Operators
Coordinators

SCHLAGE
VON DUPRIN
LCN

CISA
BRICARD
Briton

interflex

Bocom

ALLEGION

PROPRIETARY AND CONFIDENTIAL
Leading Brands with Strong Global Market Positions
#1 in North America
(Commercial and Residential)
#3 in China
#1 in Italy
1
#2 in France
#3 in U.K.
2
#2 in Germany
3
Market-leading positions across the portfolio
1
Source: Databank – Cerved Group;
2
Source: AMA Research;
3
Source: IMS Workforce productivity report
Market Leading Brands Allegion’s Market Position

Locks / Locksets / Key Systems
Door Closers / Controls / Exit Devices
Electronic Products / Access-Control Systems
Doors / Door Frames
Other Accessories
45%
24%
20%
5%
6%

United States
Europe
Other North & South America
Asia-Pacific
Middle East, India, Africa
64%
18%
8%
7%
3%

ALLEGION

PROPRIETARY AND CONFIDENTIAL
Diverse Revenue Base
Strong product portfolio and global presence
Revenue by Product Category (2012 ~$2B)
Revenue by Geography (2012 ~$2B)
Balanced portfolio
Award winning product designs
Opportunity for extension into
emerging markets leveraging
Allegion strengths (brand, channel,
product)
Combining product breadth and
depth with functionality and
aesthetics
Strong relationships with a
diversified distribution channel
Deep building code expertise to
solve complex national, regional
and local safety requirements

PROPRIETARY AND CONFIDENTIAL
Global Presence with Robust Network of Channel Partners
Developed network of more than 7,000 channel partners
End User
Consumer
Recognized End
Users
Allegion
Wholesaler
Systems
Integrator
Retail /
Big Box
OEM
Distribution
E-
Comm
Distribution / Retail
Developer / End user
National
Builders

PROPRIETARY AND CONFIDENTIAL
Seasoned Management Team and Strong Board Leadership
Geographic Leaders
Significant experience possessed by Management and Board of Directors
David Petratis
CEO & Chairman
Tim Eckersley
Senior Vice
President
Americas
William Yu
Senior Vice
President
Asia Pacific
Todd Graves
Vice President
Engineering &
Technology
Chris
Muhlenkamp
Vice
President
Global
Operations &
Supply Chain
Tracy Kemp
Vice President
Chief
Information
Officer
Barbara
Santoro
Senior Vice
President
General
Counsel &
Secretary
Raymond
Lewis Jr.
Senior Vice
President
Human
Relations
Patrick
Shannon
Senior Vice-
President
Chief
Financial
Officer
Functional Leaders
Carla Cico
Director
Michael
Chesser
Chair of
Compensation
Kirk
Hachigian
Lead Director
Chair of
Corporate
Governance
and
Nominating
David
Petratis
Chairman
Board of Directors
Martin
Welch III
Chair of Audit
and Finance
John Stanley
Vice President
of Finance and
Interim Leader
EMEIA

PROPRIETARY AND CONFIDENTIAL Strategic Priorities 14

PROPRIETARY AND CONFIDENTIAL
Overview of Allegion Growth Strategy
Growth in Emerging
Markets
Opportunistic
Acquisitions
Expand In Core Markets
Operational Excellence
Innovation in Existing
and New Product
Categories

PROPRIETARY AND CONFIDENTIAL
Expand In Core Markets
Leverage existing capabilities for growth in core markets
Vertical Markets
Product Portfolio
Existing Distribution
Strategic Markets
Strong institutional presence: education, healthcare,
government
Expand in commercial: office, hospitality, multi-family
Grow electronic security solutions
Portfolio expansion
Channel development (locksmith and wholesaler)
Fill out product segments
Increase channel development in under penetrated integrator
and wholesale channels
Accelerate e-commerce success with all e-tail customers
Drive retail expansion with “feet on the street”
Enhance specification capability in key EMEIA and Asia Pacific markets

SCHLAGE

interflex

CISA

SCHLAGE

aptiQ

ALLEGION

PROPRIETARY AND CONFIDENTIAL
Innovation in Existing and New Product Categories
Strong pipeline of new product innovation
Key Recent Product Launches – Electronic Security
Schlage Touchscreen
Deadbolt Lock
CISA eSigno
Platform
Interflex eVayo
Platform
aptiQ Credential and Reader Platform
Schlage AD/CO Electronic Products

VON DUPRIN | SCHLAGE | IVES | STEELCRAFT

ALLEGION

PROPRIETARY AND CONFIDENTIAL
Innovation in Existing and New Product Categories (cont’d)
Strong pipeline of new product innovation
Key Recent Product Launches – Mechanical Security
Von Duprin Concealed
Vertical Cable System
LS/FS Series Steel Doors
and Frames
Continuous Hinge Everest Key Systems

PROPRIETARY AND CONFIDENTIAL
Growth in Emerging Markets
China
Latin America
Middle East
Growth opportunity in emerging markets
Market
Strategies
Expand distribution
Enhance product
portfolio
Develop local
channel support
Localize product
and supply chains
Market
Fundamentals
Rising standards of
living
Continued
urbanization
Increasing safety
demands
Opportunity to
shape industry
standards

PROPRIETARY AND CONFIDENTIAL
Operational Excellence
Value Stream Approach – End to End Waste Out
Operational Excellence creates strong competitive advantage
Continue value stream efforts
Drive localization efforts in China
Leverage North America strengths to accelerate European operational excellence initiatives
Front End
Sales Excellence
Customer Care
Growth/Value
Integrated Supply/Ops
Plan Supply Build Deliver
Invoice
Service
Functional
Human Resources
Engineering
Information Tech
Improved customer delivery time Growth, Productivity, Employee Engagement

PROPRIETARY AND CONFIDENTIAL
Opportunistic Acquisitions
Platforms Strategy
Well-positioned to pursue opportunistic acquisitions
Emerging markets
Emerging technology
Expand product
portfolio
Utilize strong free cash flow to
fund acquisitions
Target acquisition profile:
Broadens product portfolio
Expands geographic footprint
Provides synergy opportunities
Provides solid returns on
invested capital
Disciplined valuation and
integration methodology

PROPRIETARY AND CONFIDENTIAL Financial Overview 22

PROPRIETARY AND CONFIDENTIAL
Strong Track Record of Financial Performance
Solid historical performance
Industry dynamics support stable and consistent growth
Robust pipeline of organic growth opportunities
EBITDA margins have remained resilient through past economic cycles
Margin improvement opportunities in Europe and Asia Pacific
Low working capital and capital expenditure requirements
Strong balance sheet with solid financial policies in place
Completed $500M revolving credit facility and $1.3B in term loans and bond financing
Solid and consistent free cash flow generation to invest and grow the business

$1,968
$2,021
$2,047
2010
2011
2012

$328
$359
$376
16.7%
17.8%
18.4%
2010
2011
2012

ALLEGION

PROPRIETARY AND CONFIDENTIAL
Revenue ($M)
Solid Growth and Margin Expansion
Expanding operating margin
Operational excellence initiatives
Price and productivity offsetting inflation
(YOY) 2011 2012
Pricing 2.3% 2.3%
Volume / Product mix (1.3)% 0.3%
FX 1.7% (1.3)%
Total 2.7% 1.3%
Revenue Growth
Adj EBITDA¹
$375 $405 $420
Adj EBITDA %¹
19.1% 20.1% 20.5%
Adjusted Operating Income & Margin ($M)¹
Focused on profitable growth
¹ Excludes $3.0, $0.3 and $7.5mm of restructuring costs in 2010, 2011 and 2012, respectively

20.5%
18.3%
15.6%
15.2%
Allegion
ASSA
KABN
SWK

ALLEGION

PROPRIETARY AND CONFIDENTIAL
Best-in-class margin profile
Note: EBITDA margins represent a historical, non-GAAP measure for each company. Peer margins per public filings and company investor documents
¹ EBITDA defined as operating income plus D&A; excludes restructuring expenses
Industry-Leading Financial Performance
2012A EBITDA Margins¹

$1,500
$1,543
Sept' 12 YTD
Sept' 13 YTD

$277
$268
18.5%
17.4%
Sept' 12 YTD
Sept' 13 YTD

18.5%
0.7%
(0.8)%
(1.0)%
Sept' 12 YTD
Pricing/Mat.
Investments
Other
Sept' 13 YTD

PROPRIETARY AND CONFIDENTIAL
Overview of 2013 Year-to-date Performance
Revenue ($M)
Adjusted Operating Income & Margin ($M)¹
September ’13 YTD
Volume / product mix 2.4%
Pricing 1.5%
FX (0.3)%
Acquisitions / divestitures (0.8)%
Total 2.8%
9 Months 2013 Revenue Growth vs. 9. Months 2012
Adj EBITDA¹ $310 $302
Adj EBITDA %¹ 20.6%                                               19.6%
¹ Sept’ 13 YTD OI/Margin/EBITDA excludes $137.6mm of non-cash pre-tax goodwill impairment charge, $5.6mm of restructuring expenses, and a $21.5mm gain on a property sale in China;
Sept’ 12 YTD OI/Margin/EBITDA excludes $7.8mm in restructuring expenses
17.4%
Inflation

$354
$380
$400
94.2%
93.7%
95.3%
2010A
2011A
2012A

$22
$26
$20
1.1%
1.3%
1.0%
2010A
2011A
2012A

$78
$74
3.9%
3.6%
2010A
2011A
2012A

ALLEGION

PROPRIETARY AND CONFIDENTIAL
Strong Cash Conversion and Cash Flow Generation
Capital Expenditures and % of Sales ($mm)
Free Cash Flow¹ and Conversion ($mm)
1 Free Cash Flow calculated as Adj. EBITDA less capital expenditures
2 Working capital defined as accounts receivable and inventories less accounts payable, accrued compensation and benefits, and accrued expenses and other current liabilities
Consistent cash generation and conversion
— Free cash flow conversion close to 100%
— Maintain high conversion ratio as business
grows
Minimal capital expenditure requirements
— Capacity to grow without significant capital
investment
— Invest in productivity programs
Low working capital requirements
— Maintain ratio as business grows
% of EBITDA
Working Capital² ($mm)
% of Revenue
Consistent cash flow generation provides opportunities to invest in growth
N/A

PROPRIETARY AND CONFIDENTIAL
Well Capitalized Balance Sheet and Strong Liquidity Position
Proforma Capital Structure and Leverage
($mm) Amount
x LTM
EBITDA¹
Cash and Cash Equivalents $100
New Indebtedness
$500mm Revolving Credit Facility – –
Term Loan A due in 2018 500 1.2x
Term Loan B due in 2020 500 1.2x
Total Secured Debt $1,000 2.4x
Senior Unsecured Notes 300 0.8x
Total Debt²
$1,300 3.2x
Key Financial Policies
Strong capital structure supported by disciplined financial approach
Liquidity
$500mm revolver
$200mm+ of ACF annually
M&A
Target opportunistic acquisitions
Primarily to extend product portfolio
or geographic footprint
Distribution
Policy
Targeting initial payout ratio of
10-20% of earnings, subject to
Board approval
Share repurchases to offset dilution
Leverage
2.75-3.25x range of unadjusted debt
/ EBITDA
Maintain leverage over time with
cash generation utilized to grow and
support the business
1 LTM 09/30/13 EBITDA of $412mm (excludes restructuring expenses, impairment and gain)
2 Total debt does not include existing $5mm of capital leases and working capital debt

PROPRIETARY AND CONFIDENTIAL
Investment Highlights
Robust portfolio of industry leading products and brands
Teams of global experts driving innovation and customer
solutions
Positioned for organic and acquisition-led growth
Industry-leading financial performance and strong cash flow
Broad distribution with over 7,000 channel partners
Vision for continued global expansion

PROPRIETARY AND CONFIDENTIAL Appendix 30

Operations

Brands & Products

SCHLAGE
LCN
VON DUPRIN
STEELCRAFT
aptiQ

CISA
BRICARD
Briton

Bocom System

Financials (2012)

ALLEGION

PROPRIETARY AND CONFIDENTIAL
Overview of Business Segments
Americas EMEIA Asia-Pacific
Source: Company filings
1 Source: Hanley Wood 2013 Brand Use Survey (Remodeling / Builder); Source: Databank – Cerved Group;
3
Source: AMA Research; 4 Source: IMS Workforce productivity report
Market leading brands
—
– #1 locking brand
—
– #1 closer brand
—
– #1 exit device brand
—
—
#1 brand specified / used most
among professional builders and
remodelers¹
Key products: mechanical locks,
door closers, exit devices, doors and
frames, credentials and readers,
electronics and accessories
Security products & solutions in
30+ countries in the Americas
300+ sales people, 100+
specification writers, 23+ branch
sales offices
Two divisions: Commercial and
Residential Products & Solutions
Revenue: $1,472 million
Strong legacy brands
—
–
#1 in Italy²
—
– #2 in France
—
–
#3 in United Kingdom³
Interflex – #2 in Germany
4
in
customized access control / time &
attendance solutions
Key products: mechanical locks,
door closers, exit devices, doors /
door frames, electronic locks /
readers and workforce
management solutions
Security products & solutions in
~85 countries
7 production sites across Europe
Revenue: $428 million
Operate
—
China systems integrator expert
—
Airports / metro / Safe City
Projects / events (e.g.
Olympics)
Key products: mechanical locks,
electronic locks, door closers, exit
devices, electronic access control,
system integration and accessories
15+ years in Asia-Pacific region
Security products & solutions in
~14 countries.
>650 employees, 25+ locations
2 production sites across Asia-
Pacific
Revenue: $146 million
72% of
sales
21% of
sales
7% of
sales

2

VON DUPRIN
SCHLAGE
LCN
STEELCRAFT
interflex
KRYPTONITE
Briton
LEGGE
NORMBAU
CISA
BRICARD

ALLEGION

PROPRIETARY AND CONFIDENTIAL
2005
Acquires ITO, Astrum, Bricard,
CISA and Bocom
Corporate Timeline & History of Allegion
Long history of security product innovation and leadership
1909
Von Duprin,
is awarded the
first exit device
patent
1926
LCN creates
the door closer
1926
CISA devises
the first
electrically
controlled lock
1908 1920 1940 1950 1960 1970 1980 1990 2000 2005 1909 2008
1997
Acquires Newman Tonks, including
Briton, Legge, and Normbau brands
1942
Steelcraft Doors,
established in 1927,
develops the first
mass-produced
hollow metal door
1920
Schlage wins the first
patents granted for
the cylindrical lock
and the pushbutton
lock
1974
Ingersoll Rand acquires Schlage,
including Von Duprin, and LCN
brands
2008
Acquires
XceedID
1996
Acquires
Steelcraft
2001
Acquires
Kryptonite
2000
Acquires
Interflex

PROPRIETARY AND CONFIDENTIAL
Allegion Management Team
David Petratis
Chairman, President and CEO
Former Chairman, President and CEO of Quanex Building Products Corporation
Member of the board of directors at the University of California, Irvine Graduate School of Management, the
California State (Fullerton) Quality Advisory Board and the Costa Mesa community agency Project
Independence
Bachelor’s degree in industrial management from the University of Northern Iowa
MBA from Pepperdine University
Tim Eckersley
Senior Vice President, Americas
Former President Security Technologies of Ingersoll Rand Commercial Americas
Twenty-five years of experience in high growth technology industries
Bachelor’s degree in electrical engineering from the University of Texas at Arlington
MBA from the University of Texas at Arlington
Todd Graves
Vice President, Engineering & Technology
Former Vice President Engineering and Technology for Ingersoll Rand  Security Technologies
Strong background in engineering and 23 years of experience in research and development
Certified Design for Six Sigma Master Black Belt
Bachelor’s and master’s degrees in aerospace engineering from the University of Notre Dame

PROPRIETARY AND CONFIDENTIAL
Allegion Management Team
Ray Lewis, Jr.
Senior Vice President, Human Relations and Communications
Former Vice President of Human Resources and Communications for Ingersoll Rand Industrial Technologies
Strong background in global manufacturing and 20 years of experience in diverse human resource and communication roles
Bachelor’s degree in engineering and leadership/organizational development from the United States Military
Academy
Master’s degree in global human resource leadership from Rutgers University
Tracy Kemp
Vice President, Chief Information Officer
Former Vice President Information Technology for the Ingersoll Rand Security Technologies and Residential
Solutions sectors
23 years of experience in information technology and telecommunications
Bachelor’s degree in computer science and mathematics from Oklahoma Christian University
Chris Muhlenkamp
Vice President, Global Operations & Supply Chain
Former Vice President  Global Operations for Ingersoll Rand Security Technologies
Bachelor’s degree from the University of Notre Dame
MBA from Ball State University

PROPRIETARY AND CONFIDENTIAL
Allegion Management Team
Patrick Shannon
Senior Vice President and Chief Financial Officer
Former Vice President and Treasurer of Ingersoll Rand
Prior public and private company CFO experience
Twenty-five+ years of financial experience in Operations Finance, Controllership, Treasury, Audit, Strategy
and Business Development
Bachelor’s degree in business administration from the University of Georgia
MBA from Mercer University
Barbara Santoro
Senior Vice President, General Counsel & Secretary
Former Vice President of Corporate Governance and Secretary of Ingersoll Rand
Member of the American Bar Association, the American Corporate Council Association and the Society of
Corporate Secretaries and Governance Professionals
Bachelor’s degree in criminal justice from Arizona State University
Juris doctor degree from Fordham University School of Law
John Stanley
Vice President Finance, Interim EMEIA Leader
Former Vice President Finance and Business Transformation EMEIA for Ingersoll Rand Security Technologies
Deep experience with the EMEIA business from a finance and operations perspective
Professional designation from the Chartered Institute of Management Accountants (ACMA) at the University of
Staffordshire
William Yu
Senior Vice President, Asia Pacific
Former President Security Technologies of Ingersoll Rand Asia Pacific
National committee member of China’s LSS and Vice Chairman of the Shanghai Institute of Management
Science Committee
Bachelor’s degree from Shanghai University of Technology
MBA from China-Europe International Business School

PROPRIETARY AND CONFIDENTIAL
Adjusted EBITDA Reconciliation
Adjusted EBITDA Reconciliation ($mm)
LTM Sept. 30 9 months ended Sept. 30 Full-Year
2013 2013 2012 2012 2011 2010
Revenue $2,089.1 $1,542.9 $1,500.4 $2,046.6 $2,021.2 $1,967.7
Net Income $80.3 $21.6 $160.9 $219.6 $218.1 $191.8
Adjustments to arrive at operating income
Income tax provision (benefit) 138.6                 101.9                 99.2                   135.9                 130.5                 125.7
Interest expense, net 1.8                      1.4                      1.1                      1.5                      1.4                      1.8
Other (income) / expense 7.5                      6.9                      2.6                      3.2                      (4.6)                     (3.5)
Noncontrolling interest 15.7                   13.9                   3.9                      5.7                      6.3                      6.7
Discontinued earnings 1.5                      0.3                      1.5                      2.7                      7.3                      2.5
One-time gains / expenses 116.1                 116.1                 -                        -                        -                        -
Operating income $361.5 $262.1 $269.2 $368.6 $359.0 $325.0
% margin 17.3% 17.0% 17.9% 18.0% 17.8% 16.5%
Restructuring costs 5.3                      5.6                      7.8                      7.5                      0.3                      3.0
Adjusted Operating income $367.0 $267.9 $277.2 $376.3 $359.5 $328.2
% margin 17.6% 17.4% 18.5% 18.4% 17.8% 16.7%
Depreciation & amortization 45.4                   34.2                   32.6                   43.8                   46.0                   47.3
Adjusted EBITDA $412.4 $302.1 $309.8 $420.1 $405.5 $375.5
% margin 19.7% 19.6% 20.6% 20.5% 20.1% 19.1%